Capital Risk Management (Tables)	12 Months Ended
Dec. 31, 2018
Capital Risk Management
Schedule of the gearing ratio

	As of December 31,
	2017	2018
Borrowings, current portion	179,367	520,550
Borrowings, non-current portion	2,368,189	2,307,909
Finance lease liability, current portion	6,302	6,675
Finance lease liability, non-current portion	207,126	199,424

Total debt	2,760,984	3,034,558
Total equity	1,763,134	1,983,122

Total debt and equity	4,524,118	5,017,680

Gearing ratio	61.03%	60.48%